Exhibit 10.14

KR-478370 (OP.37423)

SECOND ADDENDUM TO THE FINANCIAL LEASE

ENTERED INTO BY AND BETWEEN, ON THE ONE HAND, SCOTIABANK PERU

S.A.A., AND, ON THE OTHER HAND, ONCOSALUD S.A.C.

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This notarial certificate is issued in accordance with the provisions of Articles 24 and 28 of Legislative Decree No. 1049 - Legislative Decree of Notaries, in accordance with the regulations of the law on digital signatures and certificates and its regulations approved by Supreme Decree No. 052-2008-PCM.

This notarized document in digital format contains the copy of the Public Deed, the verification of which is available through the QR code of the verification link indicated.

08/25/2010 1:49 PM Digitally Certified Document JOSÉ ALFREDO PAINO SCARPATI [logo:] NOTARY PAINE

[1.5.1.1.4.1.3] [EEPP Second Agenda.pdf] [Page 1 of 9]

NUMBER: TWELVE THOUSAND EIGHT HUNDRED EIGHTY-SIX

MINUTES: TWELVE THOUSAND SIX HUNDRED FORTY-SIX

KR-478370

(OP.37423)

SECOND ADDENDUM TO THE FINANCIAL LEASE

ENTERED INTO BY AND BETWEEN, ON THE ONE HAND, SCOTIABANK PERU S.A.A., AND, ON THE OTHER HAND, ONCOSALUD S.A.C.

**********************************************************************************************************

INTRODUCTION:

IN THE CITY OF LIMA ON AUGUST THIRTEEN (13), TWO THOUSAND TWENTY-ONE (2021), BEFORE ME ALFREDO PAINO SCARPATI, NOTARY OF LIMA.

APPEAR:

MR. PAULO ANDRE CARRILLO CLAVIJO, WHO STATES THAT HE IS OF PERUVIAN NATIONALITY, MARITAL STATUS: SINGLE, PROFESSION OR OCCUPATION: CIVIL SERVANT, AND RESIDES IN THIS CITY, DULY IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER: 44920189.

MR. GIANCARLO EDUARDO CARREÑO RUIZ, WHO STATES THAT HE IS OF PERUVIAN NATIONALITY, MARITAL STATUS: DIVORCED, PROFESSION OR OCCUPATION: CIVIL SERVANT, AND RESIDES IN THIS CITY, DULY IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER: 40208310.

WHO IN THIS ACT DECLARE TO PROCEED IN THE NAME AND ON BEHALF OF SCOTIABANK PERU S.A.A., REGARDING WHICH, IN ACCORDANCE WITH THE PROVISIONS OF THE FIRST PARAGRAPH OF ARTICLE 9 OF LEGISLATIVE DECREE NUMBER 1372, IT HAS BEEN VERIFIED IN THE SUNAT SYSTEM THAT IT HAS SUBMITTED THE FINAL BENEFICIARY STATEMENT, WITH UNIQUE TAXPAYER REGISTRY NUMBER 20100043140, WITH ADDRESS AT AVENIDA CANAVAL Y MOREYRA NO. 522, DISTRICT OF SAN ISIDRO, PROVINCE AND DEPARTMENT OF LIMA, AND WHO DECLARES TO BE DULY EMPOWERED ACCORDING TO THE POWERS REGISTERED IN THE ELECTRONIC ENTRY No. 11008578 OF THE REGISTRY OF LEGAL ENTITIES OF LIMA.

MR. JESUS ANTONIO ZAMORA LEON, WHO CLAIMS TO BE OF PERUVIAN NATIONALITY, MARITAL STATUS: MARRIED, PROFESSION OR OCCUPATION: BUSINESSMAN, AND RESIDES IN THIS CAPITAL, DULY IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER: 06505966. WHO IN THIS ACT DECLARE TO PROCEED IN THE NAME AND ON BEHALF OF ONCOSALUD S.A.C., REGARDING WHICH, IN ACCORDANCE WITH THE PROVISIONS OF THE FIRST PARAGRAPH OF ARTICLE 9 OF LEGISLATIVE DECREE NUMBER 1372, IT HAS BEEN VERIFIED IN THE SUNAT SYSTEM THAT IT HAS SUBMITTED THE FINAL BENEFICIARY STATEMENT, WITH UNIQUE TAXPAYER REGISTRY NUMBER: 20101039910, WITH ADDRESS AT AVENIDA REPUBLICA DE PANAMA NUMBER 3461, INTERIOR 14, DISTRICT OF SAN ISIDRO, PROVINCE AND DEPARTMENT OF LIMA; AND WHO CLAIMS TO BE DULY EMPOWERED ACCORDING TO THE POWERS OF ATTORNEY REGISTERED IN ELECTRONIC ENTRY NUMBER 00558907 OF THE REGISTRY OF LEGAL ENTITIES OF LIMA.

I ATTEST TO HAVING IDENTIFIED THE APPEARING PARTIES WHO PROCEED WITH THE CAPABILITY, FREEDOM AND SUFFICIENT KNOWLEDGE OF THE ACT THEY PERFORM AND THAT THEY ARE SKILLED IN THE SPANISH LANGUAGE; ALSO, USING THE BIOMETRIC COMPARISON OF FINGERPRINTS AND THE ONLINE CONSULTATION OF RENIEC, COMPLYING WITH THE PROVISIONS OF SECTION D) OF ARTICLE 54, AND ARTICLE 55 OF LEGISLATIVE DECREE NO. 1049 OF THE NOTARY ACT, AMENDED BY LEGISLATIVE DECREES NO. 1350 AND NO. 1232 RESPECTIVELY, NOTARIZING THE MINUTES THAT ARE SIGNED AND AUTHORIZED, AND WHICH ARE FILED RESPECTIVELY FILE, AND WHICH READS AS FOLLOWINGS:

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[1.5.1.1.4.1.3] [EEPP Second Agenda.pdf] [Page 2 of 9]

MINUTES:

NOTARY:

NOTARY PUBLIC, PLEASE ISSUE IN YOUR REGISTRY OF PUBLIC DEEDS THAT WHICH RECORDS THE SECOND ADDENDUM TO THE FINANCIAL LEASE AGREEMENT (HEREINAFTER, THE “ADDENDUM”), WHICH IS ENTERED INTO BY SCOTIABANK PERU S.A.A. WITH TIN NO. 20100043140, DULY REPRESENTED BY GIANCARLO CARREÑO RUIZ, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NO. 40208310 AND PAULO ANDRE CARRILLO CLAVIJO, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NO. 44920189, ACCORDING TO POWERS OF ATTORNEY THAT ARE REGISTERED IN ENTRY NO. 11008578 OF THE COMPANY BOOK OF THE REGISTRY OF LEGAL ENTITIES OF LIMA, HEREINAFTER REFERRED TO AS THE LESSOR; AND, ON THE OTHER HAND, ONCOSALUD SAC WITH TIN NO. 20101039910, DULY REPRESENTED BY JESUS ANTONIO ZAMORA LEON, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NO. 06505966, ACCORDING TO POWERS OF ATTORNEY THAT ARE REGISTERED IN ENTRY NO. 00558907 OF THE COMPANY BOOK OF THE REGISTRY OF LEGAL ENTITIES OF LIMA, HEREINAFTER REFERRED TO AS THE LESSEE, UNDER THE FOLLOWING TERMS AND CONDITIONS:

HEREINAFTER, THE LESSOR AND THE LESSEE SHALL BE COLLECTIVELY REFERRED TO AS THE “PARTIES”.

THIS ADDENDUM IS SUBJECT TO THE TERMS AND CONDITIONS SET FORTH BELOW:

FIRST:

BACKGROUND

1.1 BY AGREEMENT DATED FEBRUARY 3 (THREE), 2020 (TWO THOUSAND TWENTY), ISSUED IN PUBLIC DEED DATED FEBRUARY 3 (THREE), 2020 (TWO THOUSAND TWENTY), BEFORE THE NOTARY PUBLIC OF LIMA, DR. ALFREDO PAINO SCARPATI, THE PARTIES ENTERED INTO FINANCIAL LEASE AGREEMENT NO. 0000037423 (THE “FINANCIAL LEASE AGREEMENT”).

1.2 BY ADDENDUM OF FEBRUARY 14 (FOURTEEN), 2020 (TWO THOUSAND TWENTY) ISSUED IN A PUBLIC DEED ON THE SAME DATE, THE PARTIES ENTERED INTO THE FIRST ADDENDUM TO THE FINANCIAL LEASE AGREEMENT BY MEANS OF WHICH ADDITIONAL DEFAULT EVENT WERE INCLUDED.

1.2 DATED NOVEMBER 20 (TWENTY), 2020 (TWO THOUSAND TWENTY), AUNA S.A.A., DIRECT CONTROLLING SHAREHOLDER OF THE LESSEE, SIGNED AN INDENTURE (THE “ISSUANCE AGREEMENT”) DOCUMENT UNDER WHICH IT ISSUED BONDS ON THE INTERNATIONAL MARKET UP TO THE SUM OF USD 300,000,000.00 (THREE HUNDRED MILLION AND 00/100 US DOLLARS), CALLED 6.500% (SIX POINT FIVE HUNDRED PERCENT) SENIOR NOTES DUE 2025 (TWO THOUSAND TWENTY-FIVE) (THE “BONDS”), IN WHICH THE LESSEE PARTICIPATES AS GUARANTOR.

1.3 IT IS THE INTENTION OF THE PARTIES, BY MEANS OF THIS ADDENDUM, TO AMEND THE FINANCIAL LEASE AGREEMENT SO THAT IT REFLECTS CERTAIN TERMS AND CONDITIONS CONTEMPLATED IN THE ISSUANCE AGREEMENT.

SECOND:

PURPOSE

BY MEANS OF THIS ADDENDUM, THE PARTIES AGREE TO AMEND THE FINANCIAL LEASE AGREEMENT, ACCORDING TO THE TERMS AND CONDITIONS INDICATED IN CLAUSE THREE BELOW, TO REFLECT CERTAIN TERMS AND CONDITIONS CONTEMPLATED IN THE ISSUANCE AGREEMENT.

THIRD:

AMENDMENTS TO THE FINANCIAL LEASE AGREEMENT

3.1 THROUGH THE ADDENDUM, THE PARTIES EXPRESSLY AGREE TO AMEND AND INCORPORATE THE FOLLOWING CLAUSES INTO THE FINANCIAL LEASE AGREEMENT:

(I) INCORPORATE THE FOLLOWING DEFINITIONS INTO CLAUSE ONE OF THE FINANCIAL LEASE AGREEMENT:

(A) “BONUSES: THE INSTRUMENTS REPRESENTING THE DEBT ISSUED BY AUNA, DIRECT CONTROLLING SHAREHOLDERS OF THE LESSEE, ISSUED UNDER THE ISSUANCE AGREEMENT.”

(B) “ISSUANCE AGREEMENT”: THE AGREEMENT DATED NOVEMBER 20 (TWENTY), 2020 (TWO THOUSAND TWENTY), SIGNED BY AUNA, DIRECT CONTROLLING SHAREHOLDER OF THE LESSEE, THE LESSEE, AS GUARANTOR OF THE OBLIGATIONS ASSUMED BY AUNA, CERTAIN SUBSIDIARIES OF AUNA AND CITIBANK, N.A., UNDER WHICH THE BONDS ARE ISSUED.”

(II) INCORPORATE ANNEX XII OF DEFINITIONS FOR FINANCIAL OBLIGATIONS INTO THE FINANCIAL LEASE AGREEMENT, WHICH IS FOUND IN ANNEX A OF THIS DOCUMENT. SAID ANNEX MAY BE REPLACED UPON AGREEMENT BETWEEN THE PARTIES.

(III) AMEND THE “FINANCIAL OBLIGATIONS” SECTION OF ANNEX III OF THE FINANCIAL LEASE AGREEMENT, WHICH WILL BE DRAWN UP IN ACCORDANCE WITH THE FOLLOWING:

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[1.5.1.1.4.1.3] [EEPP Second Agenda.pdf] [Page 3 of 9]

“FINANCIAL OBLIGATIONS:

THE LESSEE MUST MAINTAIN DURING THE TERM OF THE FINANCIAL LEASE THE FOLLOWING FINANCIAL OBLIGATIONS, WHICH SHALL BE MEASURED QUARTERLY ON THE BASIS OF THE CONSOLIDATED FINANCIAL STATEMENTS OF AUNA S.A.A. (“AUNA”), AT THE CLOSE OF EACH QUARTER (WHICH WILL BE MARCH 31, JUNE 30, SEPTEMBER 30, AND DECEMBER 31 OF EACH YEAR, EACH INDIVIDUALLY REFERRED TO AS A “QUARTERLY MEASUREMENT DATE” AND COLLECTIVELY AS “QUARTERLY MEASUREMENT DATES”), AS APPLICABLE:

A) MAINTAIN A “CONSOLIDATED DEBT SERVICE COVERAGE INDEX” GREATER THAN OR EQUAL TO 1.20X.

B) MAINTAIN A “CONSOLIDATED LEVERAGE RATIO” OR “NET LEVERAGE RATIO” (I) LESS THAN OR EQUAL TO 5.00X AS OF QUARTERLY MEASUREMENT DATES THAT ELAPSE BETWEEN DECEMBER 1 (ONE), 2020 (TWO THOUSAND TWENTY), AND DECEMBER 1 (ONE), 2021 (TWO THOUSAND TWENTY-ONE), (II) LESS THAN OR EQUAL TO 4.50X, AS OF THE QUARTERLY MEASUREMENT DATES THAT ELAPSE FROM DECEMBER 1 (ONE), 2021 (TWO THOUSAND TWENTY-ONE), AND DECEMBER 1 (ONE), 2022 (TWO THOUSAND TWENTY-TWO), (II) LESS THAN OR EQUAL TO 4.25X AS OF THE QUARTERLY MEASUREMENT DATES THAT ELAPSE FROM DECEMBER 1 (ONE), 2022 (TWO THOUSAND TWENTY-TWO), AND DECEMBER 1 (ONE), 2023 (TWO THOUSAND TWENTY-THREE), AND (III) LESS THAN OR EQUAL TO 3.75X AS OF THE QUARTERLY MEASUREMENT DATES THAT ELAPSE FROM DECEMBER 1 (ONE), 2023 (TWO THOUSAND TWENTY-THREE), HEREINAFTER.

C) MAINTAIN A “CONSOLIDATED INTEREST COVERAGE RATIO” OR “INTEREST COVERAGE RATIO” (I) GREATER THAN OR EQUAL TO 2.25X AS OF THE QUARTERLY MEASUREMENT DATES THAT ELAPSE BETWEEN DECEMBER 1 (ONE), 2020 (TWO THOUSAND TWENTY), HEREINAFTER.

THE CONSOLIDATED ADJUSTED EBITDA TO BE CONSIDERED FOR CALCULATING FINANCIAL SAFEGUARDS MUST BE, FOR EACH QUARTERLY MEASUREMENT DATE, THE CUMULATIVE OF THE TWELVE (12) MONTHS PRIOR TO SAID QUARTERLY MEASUREMENT DATE. FINANCIAL SAFEGUARDS MUST BE MEASURED AT EACH QUARTERLY MEASUREMENT DATE, AND THE CORRESPONDING CALCULATIONS MUST BE DETAILED AND COMMUNICATED TO THE LESSOR, ACCOMPANIED BY THE CERTIFICATES OF COMPLIANCE.”

DEFINITIONS TO BE USED FOR FINANCIAL SAFEGUARD MEASUREMENTS ARE DETAILED IN THE ANNEX OF DEFINITIONS FOR FINANCIAL OBLIGATIONS. THE TERMS THAT ARE NOT DEFINED IN ANNEX III OR IN THE ANNEX OF FINANCIAL OBLIGATIONS DEFINITIONS, SHALL HAVE THE MEANING GIVEN TO THEM IN CLAUSE ONE OF THE FINANCIAL LEASE AGREEMENT.”

FOURTH:

EFFICACY OF AMENDMENTS PROVIDED FOR IN THE ADDENDUM

THE PARTIES POINT OUT THAT THE FINANCIAL RATIOS ESTABLISHED IN ANNEX III THROUGH THIS ADDENDUM HAVE BEEN APPLIED TO THE QUARTERLY MEASUREMENT CORRESPONDING TO THE QUARTER ENDED DECEMBER 2020 (TWO THOUSAND TWENTY). THE PARTIES RATIFY SAID MEASUREMENT AND ALSO POINT OUT THAT SUBSEQUENT QUARTERLY MEASUREMENTS WILL BE MADE UNDER THE TERMS INDICATED HEREIN.

FIFTH:

DISPUTE RESOLUTION

THE PARTIES AGREE THAT ANY CONFLICT OR DISPUTE ARISING IN RELATION TO THE VALIDITY, EFFECT, ENFORCEABILITY, COMPLIANCE OR, IN GENERAL, OF THIS ADDENDUM SHALL BE RESOLVED IN ACCORDANCE WITH SECTION 29.7 OF CLAUSE TWENTY-NINE OF THE FINANCIAL LEASE AGREEMENT.

SIXTH:

RATIFICATION

THE PARTIES RATIFY EACH AND EVERY TERM AND CONDITION OF THE FINANCIAL LEASE AGREEMENT, PROVIDED THAT IT HAS NOT BEEN EXPRESSLY AMENDED BY THIS DOCUMENT AND/OR THERE IS OPPOSITION TO THE CONTENT OR SCOPE THEREOF.

NOTARY PUBLIC, PLEASE ADD THE OTHER CLAUSES OF LAW, ISSUING A TESTIMONY FOR EACH PARTY INVOLVED IN THIS ADDENDUM, AND SUBMIT IT THE RESPECTIVE PARTIES FOR THEIR REGISTRATION IN THE CORRESPONDING PUBLIC RECORDS.

LIMA, MARCH 30 (THIRTY), 2021 (TWO THOUSAND TWENTY-ONE)

HEREUNDER FOUR ILLEGIBLE SIGNATURES.

THESE MINUTES HAVE BEEN AUTHORIZED BY DR. JULISA DEL CARMEN VASQUEZ PASACHE, LAWYER, REGISTERED IN THE LIMA BAR ASSOCIATION WITH THE NUMBER: 58641.- AN ILLEGIBLE SIGNATURE.

INSERT.

ANNEX A

ANNEX XII – DEFINITIONS OF FINANCIAL OBLIGATIONS

“AUNA”: MEANS AUNA S.A.A., PARENT COMPANY THAT CONSOLIDATES ALL OPERATIONS OF THE AUNA GROUP AND ALSO MAINTAINS DIRECT CONTROL OVER RESTRICTED SUBSIDIARIES.

“CONSOLIDATED DEBT SERVICE COVERAGE INDEX”: ON ANY CALCULATION DATE, THE PRODUCT FROM DIVIDING (A) THE CONSOLIDATED ADJUSTED EBITDA FOR THE MEASUREMENT PERIOD ENDING ON THAT

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[1.5.1.1.4.1.3] [EEPP Second Agenda.pdf] [Page 4 of 9]

DATE (AND IF THAT DATE IS NOT THE LAST DAY OF A FISCAL QUARTER OF AUNA, THE MEASUREMENT PERIOD ENDED IN THE FISCAL QUARTER OF AUNA THAT IS CLOSEST TO THAT DATE) (FOR THE PURPOSES OF THIS DEFINITION, THE “REFERENCE PERIOD”) BY (B) THE SUM OF (I) NET FINANCIAL EXPENSES FOR THE MEASUREMENT PERIOD OR THE REFERENCE PERIOD (X) PLUS THE FINANCIAL INCOME ACCORDING TO THE CORRESPONDING FINANCIAL STATEMENTS, LESS (Y) IN THE EVENT OF DEBT REFINANCING, THE AMOUNT RESULTING FROM REVERSING THE DEFERRAL OF THE COMMISSIONS AND EXPENSES INCURRED IN OBTAINING THE DEBT BEING REFINANCED, AND LESS (Z) FEES ASSOCIATED WITH INDIRECT CREDITS (INCLUDING LETTERS OF DEPOSIT, LETTERS OF CREDIT AND GUARANTEES) AND OTHER FINANCIAL PRODUCTS), AS APPLICABLE, PLUS (II) THE CONSOLIDATED AMORTIZATIONS FOR THE TWELVE (12) MONTHS FOLLOWING THE QUARTERLY MEASUREMENT DATE.

“CONSOLIDATED AMORTIZATIONS” MEANS, FOR ANY PERIOD, FOR AUNA AND ITS RESTRICTED SUBSIDIARIES ON A CONSOLIDATED BASIS, THE SUM OF (A) ALL SCHEDULED PAYMENTS OF PRINCIPAL OF AUNA AND ITS RESTRICTED SUBSIDIARIES IN CONNECTION WITH LOANS, IN RELATION TO THE PAYMENT OF THE DEFERRED PRICE FOR THE PURCHASE OF ASSETS, WITH INDEBTEDNESS (AS THE TERM “INDEBTEDNESS” IS DEFINED IN THE ISSUANCE AGREEMENT) FOR THE ACQUISITION OF ASSETS, WITH DIRECT FINANCIAL OBLIGATIONS UNDER LETTERS OF CREDIT (COMMERCIAL OR STAND BY) AND LETTERS OF DEPOSIT AND (B) THE PORTION THAT REPRESENTS A REPAYMENT OF THE PRINCIPAL OF AUNA AND ITS RESTRICTED SUBSIDIARIES DURING SAID PERIOD UNDER FINANCIAL LEASES.

“NET FINANCIAL EXPENSES” MEANS, FOR ANY PERIOD, FOR AUNA AND ITS RESTRICTED SUBSIDIARIES ON A CONSOLIDATED BASIS, THE SUM OF (A) ALL INTEREST, PREMIUM PAYMENTS, DEBT DISCOUNTS, COMMISSIONS, CHARGES, AND RELATED EXPENSES OF AUNA AND ITS RESTRICTED SUBSIDIARIES IN RELATION TO LOANS OBTAINED (INCLUDING CAPITALIZED INTEREST), INDIRECT CREDITS (INCLUDING BONDS, LETTERS OF CREDIT AND GUARANTEES), OTHER FINANCIAL PRODUCTS, AND/OR IN RELATION TO THE PAYMENT OF THE DEFERRED PRICE FOR THE PURCHASE OF ASSETS, IN EACH CASE TO THE EXTENT THAT SAID ITEMS ARE TREATED AS FINANCIAL EXPENSES UNDER IFRS AND (B) THE PORTION OF INCOME EXPENSES OF AUNA AND ITS RESTRICTED SUBSIDIARIES DURING SAID PERIOD UNDER FINANCIAL LEASES THAT, IN ACCORDANCE WITH IFRS, ARE TREATED AS FINANCIAL EXPENSES, LESS (C) FINANCIAL INCOME, ACCORDING TO THE CORRESPONDING FINANCIAL STATEMENTS.

“CONSOLIDATED EBITDA” OR “CONSOLIDATED ADJUSTED EBITDA” MEANS, WITH RESPECT TO ANY PERSON FOR ANY PERIOD, SAID PERSON’S CONSOLIDATED NET PROFIT FOR SAID PERIOD:

(1) PLUS (WITHOUT DUPLICATION) THE FOLLOWING TO THE EXTENT THAT THEY HAVE BEEN DEDUCTED WHEN CALCULATING SAID CONSOLIDATED NET PROFIT:

(A) CONSOLIDATED INTEREST EXPENSES; PLUS

(B) CONSOLIDATED INCOME TAX; PLUS

(C) CONSOLIDATED DEPRECIATION AND AMORTIZATION EXPENSES; PLUS

(D) ANY NET LOSS RESULTING IN SAID PERIOD OF GAINS OR LOSSES DUE TO CURRENCY CONVERSION; PLUS

(E) ALL FEES, COSTS, AND EXPENSES INCURRED IN CONNECTION WITH THE OFFER OF THE BONDS AS PROVIDED IN THE “USE OF PROCEEDS” SECTION OF THE ISSUANCE AGREEMENT; PLUS

(F) OTHER NON-MONETARY CHARGES THAT REDUCE CONSOLIDATED NET PROFIT, INCLUDING CANCELLATIONS OR AMORTIZATIONS (EXCLUDING ANY NON-MONETARY CHARGES TO THE EXTENT THAT IT REPRESENTS AN ACCUMULATION OR RESERVE FOR CASH CHARGES IN ANY FUTURE PERIOD OR THE AMORTIZATION OF A PREPAID CASH EXPENSE THAT WAS CAPITALIZED AT THE TIME OF PAYMENT) AND NON-MONETARY COMPENSATION EXPENSES RECORDED BY THE GRANTING OF STOCK APPRECIATION RIGHTS OR SIMILAR RIGHTS, STOCK OPTIONS, RESTRICTED STOCK OR OTHER RIGHTS TO CIVIL SERVANTS, DIRECTORS OR EMPLOYEES; PLUS

(G) PRE-OPERATIONAL EXPENSES FOR CONSTRUCTION PROJECTS AND BUSINESS DEVELOPMENT EXPENSES FOR NEW PROJECTS; PLUS

(H) CHANGE IN THE FAIR VALUE OF ASSETS HELD FOR SALE AND LOSS ON THE SALE OF INVESTMENTS IN ASSOCIATES; AND

(2) LESS (WITHOUT DUPLICATION) THE NON-MONETARY ITEMS THAT INCREASE THE CONSOLIDATED NET PROFIT OF SAID PERSON FOR SAID PERIOD (INCLUDING ANY RESULTING NET PROFIT IN SAID PERIOD OF GAINS OR LOSSES FROM CURRENCY CONVERSION, AND EXCLUDING ANY ITEM REPRESENTING THE REVERSAL OF ANY ACCUMULATION OR RESERVE OF ANTICIPATED CASH CHARGES THAT HAVE REDUCED THE CONSOLIDATED ADJUSTED EBITDA FOR CONSOLIDATED INTEREST EXPENSE IN ANY PRIOR PERIOD). NOTWITHSTANDING THE FOREGOING, CLAUSES (1) (B) TO (H) RELATING TO THE AMOUNTS OF A RESTRICTED SUBSIDIARY OF A PERSON SHALL BE ADDED TO THE CONSOLIDATED NET PROFIT

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[1.5.1.1.4.1.3] [EEPP Second Agenda.pdf] [Page 5 of 9]

TO CALCULATE THE CONSOLIDATED ADJUSTED EBITDA OF SAID PERSON ONLY TO THE EXTENT (AND IN THE SAME PROPORTION) THAT THE NET PROFIT (LOSS) OF SAID RESTRICTED SUBSIDIARY WAS INCLUDED IN THE CALCULATION OF THE CONSOLIDATED NET PROFIT OF SAID PERSON AND, TO THE EXTENT THAT THE AMOUNTS SET FORTH IN CLAUSES (1) (B) TO (H) EXCEED THOSE NECESSARY TO OFFSET A NET LOSS OF SAID RESTRICTED SUBSIDIARY OR IF SAID RESTRICTED SUBSIDIARY HAS A NET PROFIT FOR SAID PERIOD INCLUDED IN THE CONSOLIDATED NET PROFIT, ONLY IF AT THE DATE OF DETERMINING THE DISTRIBUTION OF THE CORRESPONDING AMOUNT AS A DIVIDEND OR DISTRIBUTION TO AUNA BY SAID RESTRICTED SUBSIDIARY HAD BEEN PERMITTED WITHOUT PRIOR APPROVAL (WHICH WAS NOT OBTAINED), IN ACCORDANCE WITH THE TERMS OF ITS BYLAWS AND ALL AGREEMENTS, INSTRUMENTS, JUDGMENTS, DECREES, ORDERS, BYLAWS, RULES, AND REGULATIONS APPLICABLE TO THAT RESTRICTED SUBSIDIARY OR ITS SHAREHOLDERS.

“RESTRICTED SUBSIDIARIES” MEANS ALL SUBSIDIARIES OF AUNA TO THE EXTENT THAT THEY HAVE NOT BEEN DESIGNATED AS “UNRESTRICTED SUBSIDIARIES” IN ACCORDANCE WITH THE TERMS THAT ARE PROVIDED FOR THIS PURPOSE IN THE ISSUANCE AGREEMENT. AS OF THE DATE HEREOF, ONLY TRECCA S.A.C. CONSORTIUM HAS BEEN DESIGNATED AS AN “UNRESTRICTED SUBSIDIARY” SO IT WILL NOT BE CONSIDERED WITHIN THE CONCEPT OF RESTRICTED SUBSIDIARIES.

“CONSOLIDATED NET PROFIT” MEANS, FOR ANY PERIOD, THE NET PROFIT (LOSS) OF AUNA AND ITS RESTRICTED SUBSIDIARIES DETERMINED ON A CONSOLIDATED BASIS IN ACCORDANCE WITH THE IFRS; PROVIDED THAT THEY ARE NOT INCLUDED IN SAID CONSOLIDATED NET PROFIT AFTER TAXES:

(1) ANY NET INCOME (LOSS) OF ANY PERSON IF SAID PERSON IS NOT A RESTRICTED SUBSIDIARY OR IS ACCOUNTED FOR BY THE CAPITAL ACCOUNTING METHOD, EXCEPT THAT:

(A) SUBJECT TO THE LIMITATIONS CONTAINED IN CLAUSES (3) TO (6) BELOW, THE EQUITY INTEREST OF AUNA IN THE CAPITAL OF SAID PERSON DURING SAID PERIOD SHALL BE INCLUDED IN SAID CONSOLIDATED NET PROFIT UP TO THE TOTAL AMOUNT OF CASH ACTUALLY DISTRIBUTED BY SAID PERSON DURING SAID PERIOD TO AUNA OR TO A RESTRICTED SUBSIDIARY AS A DIVIDEND OR OTHER DISTRIBUTION (SUBJECT TO, IN THE CASE OF DIVIDEND OR OTHER DISTRIBUTION TO A RESTRICTED SUBSIDIARY, TO THE LIMITATIONS CONTAINED IN CLAUSE (2) BELOW); AND

(B) THE CAPITAL OF AUNA IN A NET LOSS OF SAID PERSON (OTHER THAN AN UNRESTRICTED SUBSIDIARY, AS THAT TERM IS DEFINED IN THE ISSUANCE AGREEMENT) FOR SAID PERIOD WILL BE INCLUDED IN THE DETERMINING SAID CONSOLIDATED NET PROFIT TO THE EXTENT THAT SAID LOSS HAS BEEN FINANCED WITH CASH FROM AUNA OR A RESTRICTED SUBSIDIARY;

(2) ANY GAIN OR LOSS (LESS ALL FEES AND EXPENSES RELATED THERETO) ON SALES OR OTHER DISPOSITIONS OF ANY ASSETS OF AUNA OR SAID RESTRICTED SUBSIDIARY, OTHER THAN IN THE ORDINARY COURSE OF BUSINESS, AS DETERMINED IN GOOD FAITH BY THE AUNA BOARD;

(3) ANY INCOME OR LOSS DUE TO THE EARLY TERMINATION OF “INDEBTEDNESS” AND “HEDGING OBLIGATIONS” (AS THESE TERMS ARE DEFINED IN THE ISSUANCE AGREEMENT) OR OTHER DERIVATIVE INSTRUMENTS;

(4) ANY EXTRAORDINARY GAIN OR LOSS; AND

(5) THE CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLES.”

“INTEREST COVERAGE INDEX” MEANS WITH RESPECT TO ANY SPECIFIC PERSON AND ITS RESTRICTED SUBSIDIARIES, THE INDEX OF (I) THE CONSOLIDATED ADJUSTED EBITDA OF SAID PERSON AND ITS RESTRICTED SUBSIDIARIES FOR THE PERIOD OF THE LAST FOUR FISCAL QUARTERS ENDED PRIOR TO DETERMINING THE FINANCIAL STATEMENTS AND (2) THE CONSOLIDATED INTEREST EXPENSE OF SAID PERSON AND ITS RESTRICTED SUBSIDIARIES FOR SAID FOUR FISCAL QUARTERS.

IN THE EVENT THAT THE SPECIFIED PERSON OR ANY OF ITS RESTRICTED SUBSIDIARIES INCURS, ASSUMES, GUARANTEES, REIMBURSES, REPURCHASES, CANCELS OR OTHERWISE MAKES ANY “INDEBTEDNESS” REDEMPTIONS OR ISSUES, REPURCHASES, OR REDEEMS PREFERRED SHARES AFTER THE BEGINNING OF THE PERIOD FOR WHICH THE INTEREST HEDGING INDEX HAS BEEN CALCULATED AND ON OR BEFORE THE DATE ON WHICH THE EVENT FOR WHICH THE INTEREST HEDGING INDEX IS CALCULATED (THE “CALCULATION DATE”), THEN THE INTEREST COVERAGE INDEX WILL BE CALCULATED GIVING PRO FORMA EFFECT TO SAID ASSUMPTION, GUARANTEE, REIMBURSEMENT, REPURCHASE, REVERSAL OR OTHER INDEBTEDNESS REDEMPTION, OR SAID ISSUANCE, REPURCHASE OR REDEMPTION OF PREFERRED STOCK, AND THE USE OF THE REVENUES THEREOF, AS IF THIS HAD OCCURRED AT THE BEGINNING OF THE FOUR APPLICABLE FISCAL QUARTERS, THE AMOUNT OF CONSOLIDATED INTEREST EXPENSE WILL BE CALCULATED BASED ON THE ACTUAL OUTSTANDING AMOUNT OF SAID INDEBTEDNESS OVER THE FOUR APPLICABLE FISCAL QUARTERS.

IN ADDITION, IN ORDER TO CALCULATE THE INTEREST COVERAGE INDEX, THE FOLLOWING MUST BE TAKEN INTO CONSIDERATION:

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[1.5.1.1.4.1.3] [EEPP Second Agenda.pdf] [Page 6 of 9]

(1) ACQUISITIONS OR PROVISIONS THAT HAVE BEEN MADE BY THE SPECIFIC PERSON OR ANY OF ITS SUBSIDIARIES, EVEN THROUGH MERGERS OR CONSOLIDATIONS, OR ANY PERSON OR ANY OF ITS SUBSIDIARIES ACQUIRED BY THE SPECIFIC PERSON OR ANY OF ITS RESTRICTED SUBSIDIARIES, AND INCLUDING RELATED FINANCIAL TRANSACTIONS AND INCREASES OR DECREASES IN OWNERSHIP OF RESTRICTED SUBSIDIARIES, DURING THE FOUR FISCAL QUARTERS OR AFTER SAID REFERENCE PERIOD AND ON OR BEFORE THE CALCULATION DATE SHALL HAVE PRO FORMA EFFECT AS IF THEY HAD OCCURRED ON THE FIRST DAY OF THE FOUR FISCAL QUARTERS; PROVIDED THAT ANY PRO FORMA CALCULATION ONLY INCLUDES AMOUNTS THAT ARE FACTUALLY SUPPORTED AND THAT ARE EXPECTED TO HAVE A CONTINUOUS IMPACT ON AUNA AND ITS RESTRICTED SUBSIDIARIES, AS DETERMINED IN GOOD FAITH BY THE CHIEF FINANCIAL OFFICER OF AUNA;

(2) THE CONSOLIDATED ADJUSTED EBITDA ATTRIBUTABLE TO DISCONTINUED OPERATIONS, AS DETERMINED IN ACCORDANCE WITH THE IFRS, AND THE OPERATIONS OR BUSINESSES (AND THE SHARES THEREOF) DISPOSED OF BEFORE THE CALCULATION DATE, WILL BE EXCLUDED;

(3) THE CONSOLIDATED INTEREST EXPENSE ATTRIBUTABLE TO DISCONTINUED OPERATIONS, DETERMINED IN ACCORDANCE WITH THE IFRS, AND THE OPERATIONS OR BUSINESSES (AND THE OWNERSHIP INTERESTS THEREIN) DISPOSED OF BEFORE THE CALCULATION DATE, SHALL BE EXCLUDED, BUT ONLY TO THE EXTENT THAT THE OBLIGATIONS THAT GIVE RISE TO SAID CONSOLIDATED INTEREST EXPENSE SHALL NOT BE OBLIGATIONS OF THE SPECIFIC PERSON OR ANY OF ITS SUBSIDIARIES AFTER THE CALCULATION DATE;

(4) ANY PERSON WHO IS A RESTRICTED SUBSIDIARY ON THE DATE OF CALCULATION OR WHO BECOMES A SUBSIDIARY ON THE DATE OF CALCULATION SHALL BE CONSIDERED A RESTRICTED SUBSIDIARY AT ALL TIMES DURING THOSE FOUR FISCAL QUARTERS;

(5) ANY PERSON WHO IS NOT A RESTRICTED SUBSIDIARY ON THE DATE OF CALCULATION OR CEASES TO BE A SUBSIDIARY ON THE DATE OF CALCULATION SHALL BE DEEMED NOT TO HAVE BEEN A RESTRICTED SUBSIDIARY AT ANY TIME DURING THOSE FOUR FISCAL QUARTERS; AND

(6) IF ANY DEBT ACCRUES A VARIABLE INTEREST RATE, THE INTEREST EXPENSES OF SAID DEBT WILL BE CALCULATED AS IF THE RATE IN FORCE ON THE DATE OF CALCULATION HAD BEEN THE RATE APPLICABLE FOR THE ENTIRE PERIOD (TAKING INTO ACCOUNT ANY “HEDGING OBLIGATION” APPLICABLE TO SAID INDEBTEDNESS IF SAID OBLIGATION HAS A TERM REMAINING ON THE DATE OF CALCULATION GREATER THAN 12 MONTHS).

“NET LEVERAGE INDEX” ON ANY DETERMINATION DATE MEANS THE RATIO OF (X) (I) THE SUM OF THE INDEBTEDNESS OF AUNA AND ITS RESTRICTED SUBSIDIARIES AT THE END OF THE LAST COMPLETED QUARTER (THE “BALANCE SHEET DATE”) MINUS (II) THE AMOUNT OF UNRESTRICTED CASH HELD BY AUNA AND ITS RESTRICTED SUBSIDIARIES AT THE BALANCE SHEET DATE, (Y) CONSOLIDATED ADJUSTED EBITDA OF AUNA AND ITS RESTRICTED SUBSIDIARIES FOR THE PERIOD OF THE FOUR MOST RECENT CONSECUTIVE FISCAL QUARTERS ENDING ON THE LAST DAY OF THE LAST COMPLETED QUARTER; PROVIDED:

(1) IF AUNA OR ANY RESTRICTED SUBSIDIARY HAS:

(A) INCURRED ANY INDEBTEDNESS FROM THE BALANCE SHEET DATE THAT REMAINS OUTSTANDING ON THAT DATE OF DETERMINATION OR IF THE TRANSACTION GIVING RISE TO THE NEED TO CALCULATE THE NET LEVERAGE INDEX IS AN INCURRENCE OF INDEBTEDNESS, THE INDEBTEDNESS AT THE BALANCE SHEET DATE SHALL BE CALCULATED AFTER GIVING EFFECT ON A PRO FORMA BASIS OF SAID INDEBTEDNESS AS IF SAID INDEBTEDNESS HAD BEEN INCURRED ON THE BALANCE SHEET DATE AND THE SETTLEMENT OF ANY OTHER INDEBTEDNESS REPAID, REPURCHASED, REDEEMED, WITHDRAWN, CANCELED OR DISCHARGED WITH THE PROCEEDS OF SAID NEW INDEBTEDNESS, SHALL BE CALCULATED AS IF SAID REDEMPTION HAD OCCURRED ON THE BALANCE SHEET DATE; OR

(B) ANY INDEBTEDNESS REFUNDED, REPURCHASED, REDEEMED, WITHDRAWN, ANNULLED OR OTHERWISE DISCHARGED SINCE THE BEGINNING OF SAID PERIOD THAT IS NO LONGER PENDING ON SAID DATE OF DETERMINATION OR IF THE TRANSACTION THAT GIVES RISE TO THE NEED TO CALCULATE THE NET LEVERAGE INDEX INCLUDES A CANCELLATION OF THE INDEBTEDNESS (IN EACH CASE, OTHER THAN INDEBTEDNESS INCURRED UNDER ANY REVOLVING LINE OF CREDIT UNLESS SAID INDEBTEDNESS HAS BEEN PERMANENTLY REPAID AND THE RELATED COMMITMENT RESCINDED AND NOT REPLACED), THE DEBT AT THE BALANCE SHEET DATE WILL BE CALCULATED AFTER GIVING PRO FORMA EFFECT TO SAID DEBT FORGIVENESS, EVEN WITH THE PRODUCT OF THAT NEW INDEBTEDNESS, AS IF SAID SETTLEMENT HAD OCCURRED ON THE BALANCE SHEET DATE;

(2) IF FROM THE BEGINNING OF SAID PERIOD AUNA OR ANY RESTRICTED SUBSIDIARY HAS MADE ANY “ASSET DISPOSAL” OR PROVISION OR DISCONTINUATION OF ANY COMPANY, DIVISION, OPERATING UNIT, SEGMENT, BUSINESS, GROUP OF RELATED ASSETS OR LINE OF BUSINESS OR IF THE TRANSACTION THAT GIVES RISE TO THE NEED TO CALCULATE THE NET LEVERAGE INDEX INCLUDES SAID ASSET DISPOSAL:

(A) THE CONSOLIDATED ADJUSTED EBITDA FOR SAID PERIOD SHALL BE REDUCED BY AN AMOUNT EQUAL TO THE CONSOLIDATED ADJUSTED EBITDA (IF POSITIVE) DIRECTLY ATTRIBUTABLE TO THE

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ASSETS THAT ARE THE SUBJECT OF SAID PROVISION OR INTERRUPTION DURING SAID PERIOD OR INCREASED BY AN AMOUNT EQUAL TO THE CONSOLIDATED ADJUSTED EBITDA (IF NEGATIVE) DIRECTLY ATTRIBUTABLE TO IT FOR SAID PERIOD; AND

(B) IF SAID TRANSACTION OCCURRED AFTER THE DATE OF THE LAST AVAILABLE CONSOLIDATED FINANCIAL REPORT, THE INDEBTEDNESS AT THE END OF SAID PERIOD SHALL BE REDUCED BY AN AMOUNT EQUAL TO THE INDEBTEDNESS REPAID, REPURCHASED, REDEEMED, OR OTHERWISE CANCELED WITH THE NET CASH AVAILABLE FROM SAID DISPOSAL OF ASSETS AND THE ASSUMPTION OF INDEBTEDNESS BY THE ASSIGNEE;

(3) IF FROM THE BEGINNING OF SAID PERIOD AUNA OR ANY RESTRICTED SUBSIDIARY (BY MERGER OR OTHERWISE) HAD MADE AN INVESTMENT IN ANY RESTRICTED SUBSIDIARY (OR ANY PERSON WHO BECOMES A SUBSIDIARY OR MERGES WITH OR INTO AUNA OR A RESTRICTED SUBSIDIARY) OR AN ASSET ACQUISITION, INCLUDING ANY ACQUISITION OF ASSETS THAT OCCURS IN CONNECTION WITH A TRANSACTION THAT CAUSES A CALCULATION UNDER THIS CLAUSE THAT CONSTITUTES ALL OR SUBSTANTIALLY ALL OF A COMPANY, DIVISION, OPERATING UNIT, SEGMENT, BUSINESS OR GROUP OF RELATED ASSETS OR LINE OF BUSINESS, CONSOLIDATED ADJUSTED EBITDA FOR THAT PERIOD, AND IF SAID TRANSACTION OCCURS AFTER THE DATE OF THE LAST AVAILABLE CONSOLIDATED FINANCIAL STATEMENT, THE INDEBTEDNESS AT THE DATE OF THE BALANCE SHEET SHALL BE CALCULATED AFTER GIVING PRO FORMA EFFECT THERETO (INCLUDING THE INCURRENCE OF ANY INDEBTEDNESS) AS IF SAID INVESTMENT OR ACQUISITION HAD OCCURRED ON THE FIRST DAY OF SAID PERIOD; AND

(4) IF FROM THE BEGINNING OF SAID PERIOD ANY PERSON (WHO SUBSEQUENTLY BECAME A RESTRICTED SUBSIDIARY OR MERGED WITH AUNA OR ANY RESTRICTED SUBSIDIARY SINCE THE BEGINNING OF SAID PERIOD) HAS INCURRED IN ANY DEBT OR CANCELED ANY INDEBTEDNESS OR MADE ANY PROVISION OR ANY INVESTMENT OR ACQUISITION OF ASSETS THAT WOULD HAVE REQUIRED AN ADJUSTMENT IN ACCORDANCE WITH CLAUSE (1), (2) OR (3) ABOVE IF AUNA OR A RESTRICTED SUBSIDIARY OR SUBSIDIARY DURING SAID PERIOD CONSOLIDATED ADJUSTED EBITDA FOR THAT PERIOD, AND IF SAID TRANSACTION OCCURS AFTER THE BALANCE SHEET DATE, THE DEBT AT THE BALANCE SHEET DATE WILL BE CALCULATED AFTER GIVING PRO FORMA EFFECT AS IF SAID TRANSACTION HAD OCCURRED ON THE FIRST DAY OF SAID PERIOD OR ON THE BALANCE SHEET DATE, AS APPLICABLE.

FOR THE PURPOSES OF THE PRECEDING PARAGRAPH, PROVIDED THAT ANY CALCULATION MUST BE GIVEN PRO FORMA EFFECT, THE PRO FORMA CALCULATIONS WILL BE DETERMINED IN GOOD FAITH BY A FINANCIAL OR ACCOUNTING CIVIL SERVANT RESPONSIBLE FOR AUNA. IF ANY INDEBTEDNESS ACCRUES A VARIABLE INTEREST RATE AND IS BEING GIVEN A PRO FORMA EFFECT, THE INTEREST EXPENSE ON SAID INDEBTEDNESS SHALL BE CALCULATED AS IF THE RATE IN EFFECT ON THE DATE OF DETERMINATION HAD BEEN THE RATE APPLICABLE FOR THE ENTIRE PERIOD (TAKING INTO ACCOUNT ANY INTEREST RATE AGREEMENT APPLICABLE TO SAID INDEBTEDNESS IF SAID RATE AGREEMENT HAS A REMAINING TERM OF MORE THAN 12 MONTHS). IF ANY DEBT THAT IS GIVEN EFFECT PRO FORMA EFFECT ACCRUES AN INTEREST RATE AT THE OPTION OF AN AUNA, THE INTEREST RATE WILL BE CALCULATED BY APPLYING SAID ELECTED RATE BY AUNA.

“UNRESTRICTED CASH”: CORRESPONDS TO THE CONSOLIDATED CASH OR CASH EQUIVALENT BALANCES HELD BY AUNA AND ITS RESTRICTED SUBSIDIARIES OTHER THAN RESTRICTED CASH AS PER THE IFRS.

“INDEBTEDNESS”. MEANS WITH RESPECT TO ANY PERSON OR ENTITY AND ON ANY DATE (WITHOUT DUPLICATION):

(1) THE PRINCIPAL OR PREMIUM (IF ANY) OF LOANS;

(2) THE PRINCIPAL OR PREMIUM (IF ANY) OF BONDS, NOTES, OR SIMILAR FINANCIAL INSTRUMENTS;

(3) ALL OBLIGATIONS ARISING FROM LETTERS OF CREDIT OR SIMILAR FINANCIAL INSTRUMENTS;

(4) ALL OBLIGATIONS ARISING FROM DEFERRED PURCHASES OF PROPERTY (INCLUDING FUTURE PAYMENTS);

(5) OBLIGATIONS RELATED TO FINANCIAL LEASES OR CAPITALIZED LEASED OBLIGATIONS (AS THIS TERM IS DEFINED IN THE ISSUANCE AGREEMENT) AND ALL ATTRIBUTABLE INDEBTEDNESS (AS THIS TERM IS DEFINED IN THE ISSUANCE AGREEMENT); (6) THE PRINCIPAL OR PREFERRED SETTLEMENT COMPONENT OF ALL OBLIGATIONS RELATED TO REDEMPTION, REPAYMENT OR OTHER ACQUISITIONS OF DISQUALIFIED SHARES (AS THIS TERM IS DEFINED IN THE ISSUANCE AGREEMENT) OR, IF IT IS A SUBSIDIARY THAT IS NOT A JOINT GUARANTOR OF THE BONDS, ANY PREFERRED SHARE (BUT EXCLUDING, IN EACH CASE, THE DIVIDENDS ACCRUED);

(7) ANY INDEBTEDNESS OF THIRD PARTIES THAT IS SECURED BY A LIEN OR ANY ASSET OF THE PERSON, REGARDLESS OF WHETHER SAID INDEBTEDNESS IS ASSUMED BY THE PERSON IN QUESTION PROVIDED THAT: THE VALUE OF SAID INDEBTEDNESS IS LESS THAN (A) THE FAIR MARKET VALUE (AS DEFINED IN THE ISSUANCE AGREEMENT) OF SAID ASSET AT THE DATE OF MEASUREMENT OR (B) THE AMOUNT OF INDEBTEDNESS OF SAID THIRD PARTIES;

(8) THE PRINCIPAL OF ANY THIRD PARTY INDEBTEDNESS THAT IS SECURED BY SAID PERSON (WHETHER OR NOT THEY APPEAR ON THE BORROWER’S OR GUARANTOR’S BALANCE SHEET);

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(9) ALL LIABILITIES RECORDED ON SAID PERSON’S BALANCE SHEET RELATED TO ANY SALE OR OTHER PROVISION OF RECEIVABLES AND RELATED ASSETS (EXCLUDING FACTORING, DISCOUNTS OR OTHER RELATED TRANSACTIONS THAT ARE WITHIN THE NORMAL COURSE OF BUSINESS AND WITHOUT RECOURSE ON THE PERSON’S ASSETS);

(10) TO THE EXTENT THAT IT HAS NOT BEEN INCLUDED IN THIS DEFINITION, THE NET OBLIGATIONS OF THE PERSON RELATED TO HEDGE OBLIGATIONS (AS THIS TERM IS DEFINED IN THE ISSUANCE AGREEMENT) (THE AMOUNT TO BE CONSIDERED AT ANY TIME WILL BE EQUAL TO THE TERMINATION VALUE OF SAID AGREEMENT THAT GAVE RISE TO THE COVERAGE OBLIGATION).

HEREUNDER FOUR ILLEGIBLE SIGNATURES

CONCLUSION.

THIS DEED BEGINS ON SERIAL PAGE NUMBER 11589585 AND ENDS ON SERIAL PAGE NUMBER 11589591.

HAVING FORMALIZED THE INSTRUMENT, AND IN ACCORDANCE WITH ARTICLE 27 OF LEGISLATIVE DECREE NUMBER 1049, NOTARY ACT, I HEREBY STATE FOR THE RECORD THAT THE INTERESTED PARTIES WERE INFORMED OF ITS LEGAL EFFECTS; THE APPEARING PARTIES READ IT, AFTER WHICH THEY AFFIRMED AND RATIFIED IT IN TERMS OF ITS CONTENT, SIGN IT, DECLARING THAT IT IS A VALID AND TRUE ACT, AND ALSO STATE TO KNOWN THE BACKGROUND AND/OR TITLES GIVING RISE TO THIS INSTRUMENT, AND RECOGNIZING THE SIGNATURES OF THE ORIGINAL MINUTES AS THEIR OWN. THE GRANTORS GIVE THEIR EXPRESS CONSENT FOR THE PROCESSING OF THEIR PERSONAL DATA AND THE PURPOSE THEY WILL BE GIVEN IN ACCORDANCE WITH THE PROVISIONS OF LAW 29733 AND ITS REGULATIONS.

I HEREBY STATE FOR THE RECORD THAT IN GRANTING THIS PUBLIC DEED, MEASURES OF CONTROL AND DILIGENCE ON THE PREVENTION OF MONEY LAUNDERING HAVE BEEN TAKEN, INCLUDING THE IDENTIFICATION OF THE FINAL BENEFICIARY IN ACCORDANCE WITH PARAGRAPH K) OF ARTICLE 59 OF LEGISLATIVE DECREE No. 1049 OF THE NOTARY ACT, AS AMENDED BY LEGISLATIVE DECREE No. 1232. TO WHICH EVERYTHING I ATTEST. CARREÑO RUIZ GIANCARLO EDUARDO, SIGNS, WITH FINGERPRINT, ON BEHALF OF SCOTIABANK PERU S.A.A. ON AUGUST 16, 2021; CLAVIJO PAULO ANDRE, SIGNS, WITH FINGERPRINT, ON BEHALF OF SCOTIABANK PERU S.A. ON AUGUST 24, 2021; ZAMORA LEON JESUS ANTONIO, SIGNS, WITH FINGERPRINT, ON BEHALF OF ONCOSALUD S.A.C. ON AUGUST 13, 2021. AFTER THE SIGNING PROCESS, I, ALFREDO PAINO SCARPATI, NOTARY OF LIMA, SIGN THIS INSTRUMENT ON AUGUST TEN, TWO THOUSAND TWENTY-ONE.

IT IS A COPY OF THE PUBLIC DEED THAT IS INCLUDED IN MY RECORD ON AUGUST 13, 2021, ON PAGES 139585 - 139591, AND I ISSUE THIS AT THE REQUEST OF THE INTERESTED PARTY, ACCORDING TO LAW.

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[1.5.1.1.4.1.3] [EEPP Second Agenda.pdf] [Page 9 of 9]